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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of report (Date of earliest event reported):  January 11, 2002

                                CYTRX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-15327               58-1642750

 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

154 Technology Parkway
Suite 200
Norcross, Georgia                                  30092
(Address of Principal Executive Offices)         (Zip Code)





Registrant's telephone number, including area code:  (770) 368-9500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

          CytRx Corporation previously reported that, on December 7, 2001, it entered into a license agreement (the "License Agreement") with Vical, Incorporated ("Vical") granting Vical exclusive, worldwide rights to use or sublicense CytRx's TranzFect poloxamer technology to enhance viral or non-viral delivery of polynucleotides (such as DNA and RNA) in all preventive and therapeutic human and animal health applications, except for (1) four infectious disease vaccine targets previously licensed by CytRx to Merck & Co., Inc. and
(2) DNA vaccines or therapeutics based on prostate-specific membrane antigen
(PSMA).

     Under the License Agreement, CytRx received a signature payment of $3,750,000 and has the potential to receive milestone and royalty payments in the future based on criteria described in the License Agreement.

     This Form 8-K includes an unaudited Pro Forma Condensed Balance Sheet as of November 30, 2001, which demonstrates compliance with the minimum $4,000,000 net tangible asset requirement for continued listing on The Nasdaq National Market.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not  applicable.

     (b)  Pro Forma Financial Information.

          CytRx Corporation Pro Forma Condensed Balance Sheet as of November 30, 2001 (unaudited) is included herein as Exhibit 99

     (c) The following exhibits are filed as part of this Current Report on Form 8-K:

  EXHIBIT NO.                         DESCRIPTION
  ----------                          -----------

      99            Pro Forma Financial Information

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CYTRX CORPORATION


                                             By: /s/ Mark W. Reynolds
                                                --------------------------------
                                             Name:   Mark W. Reynolds
                                                  ------------------------------
                                             Title:  Vice President, Finance
                                                   -----------------------------
Dated: January 11, 2002

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